Exhibit 99.1

News Release	CONTACTS:
Investors:
Joe Selner, Chief Financial Officer 920-491-7120
Media:
Cindy Moon-Mogush, Corporate Communications 920-431-8034
     Associated earns 63 cents per diluted share in 2nd quarter of 2006, up 11% over last year
•     Net income up 13% over the second quarter of ‘05
•     Wholesale funding reduced by $1.6 billion since September ‘05
•     Net interest margin improvement of 11 bp vs. first quarter of ‘06
•     Credit quality remains solid
     GREEN BAY, Wis. — July 20, 2006 — Associated Banc-Corp (Nasdaq: ASBC) earned $.63 per diluted share in the second quarter of 2006, up 11 percent from $.57 per diluted share for the second quarter of 2005. For the six months that ended June 30, 2006, diluted earnings per share were $1.23, up 6 percent from $1.16 per diluted share for the comparable period in 2005.
     Net income for the second quarter of 2006 was $83.5 million, up 13 percent compared to $74.0 million earned in the second quarter of 2005. For the year to date, net income was $165.3 million for 2006, up 9 percent over $151.5 million for the comparable six months of 2005. Book value per share rose to $17.20 as of June 30, 2006, up 9 percent compared to a year earlier.
     For the second quarter of 2006, return on average assets (ROA) was 1.58 percent, up from 1.44 percent for the second quarter of last year. Return on average equity (ROE) grew to 14.86 percent for the second quarter, versus 14.62 percent for the comparable quarter last year. For the first six months of 2006, ROA was 1.55 percent and ROE was 14.51 percent, compared to 1.49 percent and 15.07 percent, respectively, last year.
     Return on average tangible equity (which is a non-GAAP measure that excludes average goodwill and other intangible assets from average equity) was 24.31 percent for the first half of 2006, versus 23.38 percent in the first half of 2005.
     Average loans grew to $15.5 billion for second quarter 2006, up 5 percent, on an annualized basis, over first quarter 2006 average loans, and up 10 percent over the comparable quarter last year.
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Average home equity loans grew 18 percent and commercial loans grew 8 percent, annualized, between first and second quarters of 2006.
     As of June 30, 2006, the allowance for loan losses represented 1.32 percent of total loans and covered 197 percent of nonperforming loans. Nonperforming loans declined to $103 million, representing 0.67 percent of total loans, compared to $110 million (or 0.71 percent of loans) at March 31, 2006, and $113 million (or 0.80 percent) at June 30, 2005. The provision for loan losses, approximating net charge-offs for each quarterly period, was $3.7 million, $4.5 million, and $3.7 million, respectively, for the second quarter of 2006, the first quarter of 2006, and the comparable second quarter of 2005. On a year-to-date basis, the provision for loan losses was $8.2 million for 2006, versus $6.0 million for the comparable first half of 2005. Net charge-offs represented 0.11 percent of average loans, compared to 0.08 percent for the comparable first half of 2005.
     Average deposits for second quarter were $13.5 billion, up 6 percent annualized over first quarter 2006 average deposits, and up 12 percent over the comparable quarter last year.
     Associated’s net interest margin for the second quarter of 2006 was 3.59 percent, compared to 3.48 percent for first quarter 2006 and 3.63 percent for the second quarter of 2005.
     Since Sept. 30, 2005, and after adjusting for a fourth quarter 2005 acquisition, wholesale funding has been reduced by $1.6 billion, through the use of investment cash flows and improved deposit flows. This initiative has reduced the ratio of wholesale funding to total funding from 34 percent at Sept. 30, 2005 to 27 percent at June 30, 2006, and benefited the second quarter 2006 net interest margin.
     Core fee-based revenues including trust service fees, service charges on deposits, card-based and other non-deposit fees, and retail commissions totaled $59.7 million for the second quarter of 2006, up 8 percent over both the first quarter of 2006 and the second quarter of 2005.
     Net mortgage banking income was $5.8 million for the second quarter of 2006, up from $4.4 million in the first quarter, and $2.4 million for the second quarter of 2005. Included in net mortgage banking for these same periods were valuation adjustments on the mortgage servicing asset consisting of a $1.9 million recovery, a $1.4 million recovery, and a $2.5 million additional valuation expense, for the respective quarters.
     All other noninterest income sources combined totaled $11.7 million for the second quarter of 2006, an increase of $.5 million (5 percent) over the previous quarter, and up $7.7 million over the comparable second quarter of 2005. Other noninterest income for the second quarter of 2005 reflected a $6.7 million net loss on derivatives no longer accounted for as hedges.
     Noninterest expenses remain controlled, with the efficiency ratio at 49.82 percent, 51.00 percent and 50.03 percent for the second quarter of 2006, the first quarter of 2006 and the second quarter of 2005, respectively. Noninterest expense was $124.7 million for the second quarter of 2006, up $1.2
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million (1 percent) over the first quarter of 2006, and up $8.3 million (7 percent) compared to the second quarter of 2005.
     Income tax expense was $33.7 million for the second quarter of 2006, down from $34.4 million for the second quarter of 2005. The current quarter includes a $4.2 million reduction of income tax expense related to changes in exposure of uncertain tax positions.
     Associated settled the March 2006 repurchase of 4 million shares of its common stock during the second quarter.
     “We are pleased with many aspects of our second quarter results, including our reduced wholesale funding, fee income growth and asset quality. We will continue working to strengthen the quality and sustainability of our earnings growth through implementation of our strategic priorities,” Associated President and CEO Paul S. Beideman said.
     Associated will host a conference call for investors and analysts at 3 p.m. CDT today. The toll-free dial-in number for the live call is 888-694-4769. The number for international callers is 973-582-2757. Participants should ask the operator for the Associated Banc-Corp second quarter 2006 earnings call, or for call ID number 7595441. A replay of the call will be available from 6 p.m. CDT today through July 27 by calling 877-519-4471 (toll-free) domestically or 973-341-3080 internationally. The call ID number, 7595441, is required to access the replay.
     Associated Banc-Corp, headquartered in Green Bay, Wis., is a diversified multibank holding company with total assets of $21 billion. Associated has more than 320 banking offices serving more than 180 communities in Wisconsin, Illinois, and Minnesota. The company offers a full range of traditional banking services and a variety of other financial products and services. More information about Associated Banc-Corp is available at www.associatedbank.com.
     Statements made in this document that are not purely historical are forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. This includes any statements regarding management’s plans, objectives, or goals for future operations, products or services, and forecasts of its revenues, earnings, or other measures of performance. Forward-looking statements are based on current management expectations and, by their nature, are subject to risks and uncertainties. These statements may be identified by the use of words such as “believe,” “expect,” “anticipate,” “plan,” “estimate,” “should,” “will,” “intend,” or similar expressions. Outcomes related to such statements are subject to numerous risk factors and uncertainties including those listed in the company’s Annual Report filed on Form 10-K.

Six pages of tables follow.

Consolidated Balance Sheets (Unaudited)
Associated Banc-Corp

	June 30	December 31		June 30
(in thousands)	2006	2005	% Change	2005	% Change

Assets
Cash and due from banks	$429,625	$460,230	(6.6%)	$412,212	4.2%
Interest-bearing deposits in other financial institutions	21,567	14,254	51.3%	11,236	91.9%
Federal funds sold and securities purchased under agreements to resell	14,344	17,811	(19.5%)	44,325	(67.6%)
Investment securities available for sale, at fair value	3,505,471	4,711,605	(25.6%)	4,794,983	(26.9%)
Loans held for sale	54,016	57,710	(6.4%)	112,077	(51.8%)
Loans	15,405,630	15,206,464	1.3%	14,054,506	9.6%
Allowance for loan losses	(203,411)	(203,404)	0.0%	(190,024)	7.0%

Loans, net	15,202,219	15,003,060	1.3%	13,864,482	9.6%
Premises and equipment	198,279	206,153	(3.8%)	179,667	10.4%
Goodwill	875,727	877,680	(0.2%)	679,993	28.8%
Other intangible assets, net	116,175	120,358	(3.5%)	113,010	2.8%
Other assets	710,931	631,221	12.6%	541,729	31.2%

Total assets	$21,128,354	$22,100,082	(4.4%)	$20,753,714	1.8%

Liabilities and Stockholders’ Equity
Noninterest-bearing deposits	$2,276,463	$2,504,926	(9.1%)	$2,250,482	1.2%
Interest-bearing deposits, excluding Brokered CDs	10,851,591	10,538,856	3.0%	9,356,368	16.0%
Brokered CDs	518,354	529,307	(2.1%)	491,781	5.4%

Total deposits	13,646,408	13,573,089	0.5%	12,098,631	12.8%
Short-term borrowings	2,561,092	2,666,307	(3.9%)	2,775,508	(7.7%)
Long-term funding	2,472,869	3,348,476	(26.1%)	3,685,078	(32.9%)
Accrued expenses and other liabilities	173,125	187,232	(7.5%)	176,062	(1.7%)

Total liabilities	18,853,494	19,775,104	(4.7%)	18,735,279	0.6%
Stockholders’ Equity
Preferred stock	—	—		—
Common stock	1,324	1,357	(2.4%)	1,280	3.4%
Surplus	1,183,047	1,301,004	(9.1%)	1,062,702	11.3%
Retained earnings	1,119,036	1,029,247	8.7%	934,287	19.8%
Accumulated other comprehensive income (loss)	(28,047)	(3,938)	612.2%	29,608	(194.7%)
Deferred compensation	—	(2,081)	(100.0%)	(3,814)	(100.0%)
Treasury stock, at cost	(500)	(611)	(18.2%)	(5,628)	(91.1%)

Total stockholders’ equity	2,274,860	2,324,978	(2.2%)	2,018,435	12.7%

Total liabilities and stockholders’ equity	$21,128,354	$22,100,082	(4.4%)	$20,753,714	1.8%

Consolidated Statements of Income (Unaudited)
Associated Banc-Corp

	For The Three Months Ended,			For The Six Months Ended,
	June 30,			June 30,
(in thousands, except per share amounts)	2006	2005	% Change	2006	2005	% Change

Interest Income
Interest and fees on loans	$278,573	$213,420	30.5%	$539,588	$413,729	30.4%
Interest and dividends on investment securities and deposits with other financial institutions
Taxable	32,649	41,834	(22.0%)	71,765	82,868	(13.4%)
Tax-exempt	9,786	9,507	2.9%	19,949	19,230	3.7%
Interest on federal funds sold and securities purchased under agreements to resell	289	182	58.8%	538	264	103.8%

Total interest income	321,297	264,943	21.3%	631,840	516,091	22.4%
Interest Expense
Interest on deposits	88,076	48,087	83.2%	165,954	92,520	79.4%
Interest on short-term borrowings	34,126	21,731	57.0%	67,370	38,900	73.2%
Interest on long-term funding	30,696	28,451	7.9%	63,248	52,089	21.4%

Total interest expense	152,898	98,269	55.6%	296,572	183,509	61.6%

Net Interest Income	168,399	166,674	1.0%	335,268	332,582	0.8%
Provision for loan losses	3,686	3,671	0.4%	8,151	5,998	35.9%

Net interest income after provision for loan losses	164,713	163,003	1.0%	327,117	326,584	0.2%
Noninterest Income
Trust service fees	9,307	8,967	3.8%	18,204	17,295	5.3%
Service charges on deposit accounts	22,982	22,215	3.5%	43,941	40,880	7.5%
Mortgage banking, net	5,829	2,376	145.3%	10,233	12,260	(16.5%)
Card-based and other nondeposit fees	11,047	8,790	25.7%	20,933	17,901	16.9%
Retail commissions	16,365	15,370	6.5%	31,843	30,075	5.9%
Bank owned life insurance income	3,592	2,311	55.4%	6,663	4,479	48.8%
Asset sale gains, net	354	539	N/M	124	237	N/M
Investment securities gains, net	1,538	1,491	N/M	3,994	1,491	N/M
Other	6,194	(355)	N/M	12,046	8,459	42.4%

Total noninterest income	77,208	61,704	25.1%	147,981	133,077	11.2%
Noninterest Expense
Personnel expense	74,492	66,934	11.3%	143,795	139,919	2.8%
Occupancy	10,654	9,374	13.7%	22,412	19,262	16.4%
Equipment	4,223	4,214	0.2%	8,811	8,232	7.0%
Data processing	7,099	6,728	5.5%	14,347	13,021	10.2%
Business development and advertising	4,101	4,153	(1.3%)	8,350	8,092	3.2%
Stationery and supplies	1,784	1,644	8.5%	3,558	3,488	2.0%
Other intangible amortization	2,281	2,292	(0.5%)	4,624	4,286	7.9%
Other	20,026	20,995	(4.6%)	42,234	41,276	2.3%

Total noninterest expense	124,660	116,334	7.2%	248,131	237,576	4.4%

Income before income taxes	117,261	108,373	8.2%	226,967	222,085	2.2%
Income tax expense	33,712	34,358	(1.9%)	61,711	70,600	(12.6%)

Net Income	$83,549	$74,015	12.9%	$165,256	$151,485	9.1%

Earnings Per Share:
Basic	$0.63	$0.57	10.5%	$1.24	$1.17	6.0%
Diluted	$0.63	$0.57	10.5%	$1.23	$1.16	6.0%
Average Shares Outstanding:
Basic	132,259	128,990	2.5%	133,678	129,383	3.3%
Diluted	133,441	130,463	2.3%	134,903	130,868	3.1%

N/M — Not meaningful.

Consolidated Statements of Income (Unaudited) — Quarterly Trend
Associated Banc-Corp

(in thousands, except per share amounts)	2Q06	1Q06	4Q05	3Q05	2Q05

Interest Income
Interest and fees on loans	$278,573	$261,015	$252,443	$223,202	$213,420
Interest and dividends on investment securities and deposits with other financial institutions
Taxable	32,649	39,116	41,486	40,050	41,834
Tax-exempt	9,786	10,163	10,325	9,755	9,507
Interest on federal funds sold and securities purchased under agreements to resell	289	249	289	384	182

Total interest income	321,297	310,543	304,543	273,391	264,943
Interest Expense
Interest on deposits	88,076	77,878	66,934	53,598	48,087
Interest on short-term borrowings	34,126	33,244	26,828	23,628	21,731
Interest on long-term funding	30,696	32,552	35,186	32,087	28,451

Total interest expense	152,898	143,674	128,948	109,313	98,269

Net Interest Income	168,399	166,869	175,595	164,078	166,674
Provision for loan losses	3,686	4,465	3,676	3,345	3,671

Net interest income after provision for loan losses	164,713	162,404	171,919	160,733	163,003
Noninterest Income
Trust service fees	9,307	8,897	9,055	8,667	8,967
Service charges on deposit accounts	22,982	20,959	23,073	22,830	22,215
Mortgage banking, net	5,829	4,404	12,166	11,969	2,376
Card-based and other nondeposit fees	11,047	9,886	10,033	9,505	8,790
Retail commissions	16,365	15,478	13,624	12,905	15,370
Bank owned life insurance income	3,592	3,071	3,022	2,441	2,311
Asset sale gains (losses), net	354	(230)	2,766	942	539
Investment securities gains, net	1,538	2,456	1,179	1,446	1,491
Other	6,194	5,852	6,126	6,260	(355)

Total noninterest income	77,208	70,773	81,044	76,965	61,704
Noninterest Expense
Personnel expense	74,492	69,303	68,619	66,403	66,934
Occupancy	10,654	11,758	10,287	9,412	9,374
Equipment	4,223	4,588	4,361	4,199	4,214
Data processing	7,099	7,248	7,240	7,129	6,728
Business development and advertising	4,101	4,249	4,999	4,570	4,153
Stationery and supplies	1,784	1,774	1,869	1,599	1,644
Other intangible amortization	2,281	2,343	2,418	1,903	2,292
Other	20,026	22,208	25,746	22,133	20,995

Total noninterest expense	124,660	123,471	125,539	117,348	116,334

Income before income taxes	117,261	109,706	127,424	120,350	108,373
Income tax expense	33,712	27,999	39,783	39,315	34,358

Net Income	$83,549	$81,707	$87,641	$81,035	$74,015

Earnings Per Share:
Basic	$0.63	$0.60	$0.65	$0.63	$0.57
Diluted	$0.63	$0.60	$0.64	$0.63	$0.57
Average Shares Outstanding:
Basic	132,259	135,114	135,684	127,875	128,990
Diluted	133,441	136,404	137,005	129,346	130,463

Selected Quarterly Information
Associated Banc-Corp

(in thousands, except per share & full time
equivalent employee data)	YTD 2006	YTD 2005	2nd Qtr 2006	1st Qtr 2006	4th Qtr 2005	3rd Qtr 2005	2nd Qtr 2005

Summary of Operations
Net interest income	335,268	332,582	168,399	166,869	175,595	164,078	166,674
Provision for loan losses	8,151	5,998	3,686	4,465	3,676	3,345	3,671
Asset sale gains (losses), net	124	237	354	(230)	2,766	942	539
Investment securities gains, net	3,994	1,491	1,538	2,456	1,179	1,446	1,491
Noninterest income (excluding securities & asset gains)	143,863	131,349	75,316	68,547	77,099	74,577	59,674
Noninterest expense	248,131	237,576	124,660	123,471	125,539	117,348	116,334
Income before income taxes	226,967	222,085	117,261	109,706	127,424	120,350	108,373
Income taxes	61,711	70,600	33,712	27,999	39,783	39,315	34,358
Net income	165,256	151,485	83,549	81,707	87,641	81,035	74,015
Taxable equivalent adjustment	13,170	12,396	6,503	6,667	6,766	6,347	6,174

Per Common Share Data (1)
Net income:
Basic	$1.24	$1.17	$0.63	$0.60	$0.65	$0.63	$0.57
Diluted	1.23	1.16	0.63	0.60	0.64	0.63	0.57
Dividends	0.56	0.52	0.29	0.27	0.27	0.27	0.27
Market Value:
High	$34.83	$33.89	$34.45	$34.83	$33.23	$34.74	$33.89
Low	30.69	30.11	30.69	32.75	29.09	30.29	30.11
Close	31.53	33.58	31.53	33.98	32.55	30.48	33.58
Book value	17.20	15.80	17.20	16.98	17.15	16.12	15.80

Performance Ratios (annualized)
Earning assets yield	6.56%	5.60%	6.74%	6.38%	6.12%	5.83%	5.71%
Interest-bearing liabilities rate	3.51	2.27	3.65	3.37	2.98	2.66	2.42
Net interest margin	3.53	3.65	3.59	3.48	3.59	3.56	3.63
Return on average assets	1.55	1.49	1.58	1.52	1.58	1.56	1.44
Return on average equity	14.51	15.07	14.86	14.16	14.99	15.85	14.62
Return on tangible average equity (2)	24.31	23.38	25.18	23.48	22.70	24.55	22.65
Efficiency ratio (3)	50.40	49.88	49.82	51.00	48.38	47.90	50.03
Effective tax rate	27.19	31.79	28.75	25.52	31.22	32.67	31.70
Dividend payout ratio (4)	45.16	44.44	46.03	45.00	41.54	42.86	47.37

Average Balances
Assets	$21,567,709	$20,521,530	$21,266,792	$21,871,969	$22,022,165	$20,607,901	$20,574,770
Earning assets	19,624,955	18,837,181	19,342,628	19,910,420	20,080,758	18,960,035	18,916,921
Interest-bearing liabilities	16,959,965	16,173,550	16,717,761	17,204,860	17,090,134	16,198,492	16,207,719
Loans	15,422,315	14,031,228	15,515,789	15,327,803	15,154,225	14,163,827	14,084,246
Deposits	13,427,789	12,213,580	13,534,725	13,319,664	13,282,910	12,133,719	12,069,719
Wholesale funding	5,739,755	6,119,944	5,391,108	6,092,275	6,280,793	6,307,705	6,326,418
Stockholders’ equity	2,297,002	2,027,615	2,254,933	2,339,539	2,320,134	2,027,785	2,030,929
Stockholders’ equity / assets	10.65%	9.88%	10.60%	10.70%	10.54%	9.84%	9.87%

At Period End
Assets			$21,128,354	$21,518,860	$22,100,082	$20,741,731	$20,753,714
Loans			15,405,630	15,539,187	15,206,464	14,107,137	14,054,506
Allowance for loan losses			203,411	203,408	203,404	190,080	190,024
Goodwill			875,727	875,727	877,680	679,993	679,993
Mortgage servicing rights, net			69,282	68,116	68,841	78,688	74,103
Other intangible assets, net			46,893	49,174	51,517	37,004	38,907
Deposits			13,646,408	13,616,870	13,573,089	12,181,025	12,098,631
Wholesale funding			5,033,961	5,496,039	6,014,783	6,324,451	6,460,586
Stockholders’ equity			2,274,860	2,244,695	2,324,978	2,062,565	2,018,435
Stockholders’ equity / assets			10.77%	10.43%	10.52%	9.94%	9.73%
Tangible equity / tangible assets (5)			6.69%	6.41%	6.59%	6.72%	6.49%
Shares outstanding, end of period			132,283	132,167	135,602	127,985	127,743
Shares repurchased during period			31	4,030	974	—	2,111
Average per share cost of shares repurchased during period			$—	$33.63	$30.82	$—	$33.10
Year-to-date shares repurchased during period			4,061	4,030	3,496	2,522	2,522
YTD average per share cost of shares repurchased during period			$33.38	$33.63	$32.43	$33.05	$33.05

Selected trend information
Average full time equivalent employees			5,112	5,147	5,113	4,815	4,889
Trust assets under management, at market value			$5,200,000	$5,200,000	$5,000,000	$4,900,000	$4,800,000
Mortgage loans originated for sale			359,361	246,724	356,280	498,343	385,677
Portfolio serviced for others			8,134,000	8,050,000	8,028,000	9,492,000	9,479,000
Mortgage servicing rights, net / Portfolio serviced for others			0.85%	0.85%	0.86%	0.83%	0.78%

(1)	Per share data adjusted retroactively for stock splits & stock dividends.

(2)	Return on tangible average equity = Net income divided by average equity excluding average goodwill & other intangible assets. This is a non-GAAP financial measure.

(3)	Efficiency ratio = Noninterest expense divided by sum of taxable equivalent net interest income plus noninterest income, excluding investment securities gains, net, & asset sales gains, net.

(4)	Ratio is based upon basic earnings per share.

(5)	Tangible equity to tangible assets = Stockholders’ equity excluding goodwill & other intangible assets divided by assets excluding goodwill & other intangible assets. This is a non-GAAP financial measure.

Financial Summary and Comparison
Associated Banc-Corp

	Three months ended			Six months ended
	June 30,			June 30,
(in thousands)	2006	2005	% Change	2006	2005	% Change

Allowance for Loan Losses
Beginning balance	$203,408	$189,917	7.1%	$203,404	$189,762	7.2%
Provision for loan losses	3,686	3,671	0.4%	8,151	5,998	35.9%
Charge offs	(7,423)	(5,650)	31.4%	(13,485)	(11,333)	19.0%
Recoveries	3,740	2,086	79.3%	5,341	5,597	(4.6%)

Net charge offs	(3,683)	(3,564)	3.3%	(8,144)	(5,736)	42.0%

Ending Balance	$203,411	$190,024	7.0%	$203,411	$190,024	7.0%

Credit Quality

			2Q06 vs 1Q06				2Q06 vs 2Q05
	June 30, 2006	Mar 31, 2006	% Change	Dec 31, 2005	Sept 30, 2005	June 30, 2005	% Change

Nonaccrual loans	$95,426	$102,824	(7.2%)	$95,313	$107,298	$109,698	(13.0%)
Loans 90 or more days past due and still accruing	7,591	7,068	7.4%	3,270	3,354	2,806	170.5%
Restructured loans	29	31	(6.5%)	32	33	35	(17.1%)

Total nonperforming loans	103,046	109,923	(6.3%)	98,615	110,685	112,539	(8.4%)
Other real estate owned	14,947	11,676	28.0%	11,336	10,017	3,685	305.6%

Total nonperforming assets	117,993	121,599	(3.0%)	109,951	120,702	116,224	1.5%

Provision for loan losses	3,686	4,465	(17.4%)	3,676	3,345	3,671	0.4%
Net charge offs	3,683	4,461	(17.4%)	3,635	3,289	3,564	3.3%

Allowance for loan losses / loans	1.32%	1.31%		1.34%	1.35%	1.35%
Allowance for loan losses / nonperforming loans	197.40	185.05		206.26	171.73	168.85
Nonperforming loans / total loans	0.67	0.71		0.65	0.78	0.80
Nonperforming assets / total assets	0.56	0.57		0.50	0.58	0.56
Net charge offs / average loans (annualized)	0.10	0.12		0.10	0.09	0.10
Year-to-date net charge offs / average loans	0.11	0.12		0.09	0.09	0.08
Period End Loan Composition

			2Q06 vs 1Q06				2Q06 vs 2Q05
	June 30, 2006	Mar 31, 2006	% Change	Dec 31, 2005	Sept 30, 2005	June 30, 2005	% Change

Commercial, financial & agricultural	$3,505,819	$3,571,835	(1.8%)	$3,417,343	$3,213,656	$3,086,663	13.6%
Real estate — construction	2,122,136	1,981,473	7.1%	1,783,267	1,519,681	1,640,941	29.3%
Commercial real estate	3,872,819	4,024,260	(3.8%)	4,064,327	3,648,169	3,650,726	6.1%
Lease financing	74,919	62,600	19.7%	61,315	57,270	53,270	40.6%

Commercial	9,575,693	9,640,168	(0.7%)	9,326,252	8,438,776	8,431,600	13.6%
Home equity (a)	2,151,858	2,121,601	1.4%	2,025,055	1,878,436	1,806,236	19.1%
Installment	945,123	957,877	(1.3%)	1,003,938	1,024,356	1,025,621	(7.8%)

Retail	3,096,981	3,079,478	0.6%	3,028,993	2,902,792	2,831,857	9.4%
Residential mortgage	2,732,956	2,819,541	(3.1%)	2,851,219	2,765,569	2,791,049	(2.1%)

Total loans	$15,405,630	$15,539,187	(0.9%)	$15,206,464	$14,107,137	$14,054,506	9.6%

(a)	Home equity includes home equity lines and residential mortgage junior liens.
Period End Deposit Composition

			2Q06 vs 1Q06				2Q06 vs 2Q05
	June 30, 2006	Mar 31, 2006	% Change	Dec 31, 2005	Sept 30, 2005	June 30, 2005	% Change

Demand	$2,276,463	$2,319,075	(1.8%)	$2,504,926	$2,256,774	$2,250,482	1.2%
Savings	1,031,993	1,074,938	(4.0%)	1,079,851	1,074,234	1,117,922	(7.7%)
Interest-bearing demand	1,975,364	2,347,104	(15.8%)	2,549,782	2,252,711	2,227,188	(11.3%)
Money market	3,434,288	2,863,174	19.9%	2,629,933	2,240,606	2,094,796	63.9%
Brokered CDs	518,354	567,660	(8.7%)	529,307	407,459	491,781	5.4%
Other time deposits	4,409,946	4,444,919	(0.8%)	4,279,290	3,949,241	3,916,462	12.6%

Total deposits	$13,646,408	$13,616,870	0.2%	$13,573,089	$12,181,025	$12,098,631	12.8%

Net Interest Income Analysis — Taxable Equivalent Basis
Associated Banc-Corp

	Six months ended June 30, 2006			Six months ended June 30, 2005
	Average	Interest	Average	Average	Interest	Average
(in thousands)	Balance	Income / Expense	Yield / Rate	Balance	Income / Expense	Yield / Rate

Earning assets:
Loans: (1) (2) (3)
Commercial	$9,515,862	$342,716	7.17%	$8,328,884	$241,201	5.76%
Residential mortgage	2,844,536	81,658	5.75	2,857,510	79,361	5.56
Retail	3,061,917	116,414	7.63	2,844,834	94,025	6.64

Total loans	15,422,315	540,788	7.00	14,031,228	414,587	5.90
Investments and other	4,202,640	104,222	4.96	4,805,953	113,900	4.74

Total earning assets	19,624,955	645,010	6.56	18,837,181	528,487	5.60
Other assets, net	1,942,754			1,684,349

Total assets	$21,567,709			$20,521,530

Interest-bearing liabilities:
Savings deposits	$1,059,838	$1,923	0.37%	$1,126,486	$2,053	0.37%
Interest-bearing demand deposits	2,264,235	19,378	1.73	2,475,344	13,423	1.09
Money market deposits	2,988,491	49,648	3.35	2,111,396	16,682	1.59
Time deposits, excluding Brokered CDs	4,381,112	82,569	3.80	4,038,479	56,151	2.80

Total interest-bearing deposits, excluding Brokered CDs	10,693,676	153,518	2.89	9,751,705	88,309	1.83
Brokered CDs	526,534	12,436	4.76	301,901	4,211	2.81

Total interest-bearing deposits	11,220,210	165,954	2.98	10,053,606	92,520	1.86
Wholesale funding	5,739,755	130,618	4.53	6,119,944	90,989	2.96

Total interest-bearing liabilities	16,959,965	296,572	3.51	16,173,550	183,509	2.27
Noninterest-bearing demand	2,207,579			2,159,974
Other liabilities	103,163			160,391
Stockholders’ equity	2,297,002			2,027,615

Total liabilities and stockholders’ equity	$21,567,709			$20,521,530

Net interest income and rate spread (1)		$348,438	3.05%		$344,978	3.33%

Net interest margin (1)			3.53%			3.65%
Taxable equivalent adjustment		$13,170			$12,396

	Three months ended June 30, 2006			Three months ended June 30, 2005
	Average	Interest	Average	Average	Interest	Average
	Balance	Income / Expense	Yield / Rate	Balance	Income / Expense	Yield / Rate

Earning assets:
Loans: (1) (2) (3)
Commercial	$9,605,422	$178,429	7.35%	$8,391,627	$125,299	5.91%
Residential mortgage	2,811,824	40,712	5.79	2,877,900	39,942	5.55
Retail	3,098,543	60,064	7.76	2,814,719	48,648	6.92

Total loans	15,515,789	279,205	7.15	14,084,246	213,889	6.04
Investments and other	3,826,839	48,595	5.08	4,832,675	57,228	4.74

Total earning assets	19,342,628	327,800	6.74	18,916,921	271,117	5.71
Other assets, net	1,924,164			1,657,849

Total assets	$21,266,792			$20,574,770

Interest-bearing liabilities:
Savings deposits	$1,054,523	$980	0.37%	$1,133,629	$1,041	0.37%
Interest-bearing demand deposits	2,145,715	8,986	1.68	2,349,997	6,677	1.14
Money market deposits	3,174,513	28,296	3.58	2,106,829	9,287	1.77
Time deposits, excluding Brokered CDs	4,411,156	43,121	3.92	4,005,390	28,903	2.89

Total interest-bearing deposits, excluding Brokered CDs	10,785,907	81,383	3.03	9,595,845	45,908	1.92
Brokered CDs	540,746	6,693	4.96	285,456	2,179	3.06

Total interest-bearing deposits	11,326,653	88,076	3.12	9,881,301	48,087	1.95
Wholesale funding	5,391,108	64,822	4.76	6,326,418	50,182	3.14

Total interest-bearing liabilities	16,717,761	152,898	3.65	16,207,719	98,269	2.42
Noninterest-bearing demand	2,208,072			2,188,418
Other liabilities	86,026			147,704
Stockholders’ equity	2,254,933			2,030,929

Total liabilities and stockholders’ equity	$21,266,792			$20,574,770

Net interest income and rate spread (1)		$174,902	3.09%		$172,848	3.29%

Net interest margin (1)			3.59%			3.63%
Taxable equivalent adjustment		$6,503			$6,174

(1)	The yield on tax exempt loans and securities is computed on a taxable equivalent basis using a tax rate of 35% for all periods presented and is net of the effects of certain disallowed interest deductions.

(2)	Nonaccrual loans and loans held for sale have been included in the average balances.

(3)	Interest income includes net loan fees.